SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



Date of Report (date of earliest Event Reported); February 11,
1998



                ARTAGRAPH REPRODUCTION TECHNOLOGY INCORPORATED
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            (Exact name of Registrant as specified in its charter)


ONTARIO, CANADA                            0-16008                 98-0082514
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(State or other                         (Commission File        (I.R.S. Employer
Jurisdiction of incorporation)           Number)                  I.D. Number)

             5-7100 Warden Avenue, Markham, Ontario L3R 5M7 Canada
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                (Address of Principal office Including zip Code)


                                 (905) 477-0252
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                        (Registrant's Telephone Number)

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ITEM 5. OTHER EVENTS



         The Company has recently completed an offering of its Securities under Regulation S whereby a total of 250 million shares of the Company's common stock were issued in consideration for the receipt of a total of $25O,OOO. As a result of the offering, the Company now has a total of 266,629,785 shares of common stock issued and outstanding. The Company intends to use the proceeds derived from the offering for working capital purposes.



                                   SIGNATURES



         Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



ARTAGRAPH REPRODUCTION TECHNOLOGY INCORPORATED



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BY:   Michel Van Herreweghe